UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by urban-gro, Inc. (the “Company”) on February 10, 2026 (the “Original Form 8-K”). The Original Form 8-K disclosed the Company’s entry into an Equity Line of Credit Agreement (the “ELOC Agreement”).

This Amendment is being filed to clarify that issuances of common stock under the ELOC Agreement are subject to the shareholder approval requirements of Nasdaq Listing Rule 5635(d). Except as expressly amended hereby, the disclosures set forth in the Original Form 8-K remain unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 1.01 of the Original Form 8-K is hereby supplemented by the addition of the following:

Nasdaq Shareholder Approval Limitation

Notwithstanding anything to the contrary in the ELOC Agreement, the Company will not issue shares of its common stock pursuant to the ELOC Agreement if such issuance would exceed 19.99% of the Company’s outstanding common stock immediately prior to the issuance of 1,000,000 shares of Common Stock on January 23, 2026 (adjusted to 40,000 shares following the reverse stock split) by the Company as disclosed in the Current Report on Form 8-K filed January 29, 2026 (the “Nasdaq Cap”), unless and until the Company obtains stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

Accordingly, prior to obtaining such stockholder approval, the Company may issue shares of common stock under the ELOC Agreement only up to the Nasdaq Cap.

The Company intends to seek stockholder approval at a future meeting of stockholders to permit issuances in excess of the Nasdaq Cap. Until such approval is obtained, the Company shall not effect any sales under the ELOC Agreement that would result in aggregate issuances exceeding the Nasdaq Cap when aggregated with any other issuances required to be aggregated under Nasdaq Listing Rule 5635(d).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant dated February 4, 2026 was filed as Exhibit 4.1 to the Original 8-K and is incorporated herein by reference.
10.1	Equity Purchase Agreement dated February 4, 2026, by and between urban-gro, Inc. and Hudson Global Ventures, LLC was filed as Exhibit 10.1 to the Original 8-K and is incorporated herein by reference.
10.2	Registration Right Agreement dated February 4, 2026, by and between urban-gro, Inc. and Hudson Global Ventures, LLC was filed as Exhibit 10.2 to the Original 8-K and is incorporated herein by reference.
10.3*	Loan Agreement dated February 4, 2026 between urban-gro, Inc. and Agile Lending, LLC was filed as Exhibit 10.3 to the Original 8-K and is incorporated herein by reference.
10.4	Promissory Note dated February 4, 2026 between urban-gro, Inc. and Agile Lending, LLC was filed as Exhibit 10.4 to the Original 8-K and is incorporated herein by reference.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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